SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
August 26, 2008
Date of report (Date of earliest event reported)
HMN FINANCIAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-24100	41-1777397

(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1016 Civic Center Drive Northwest
PO Box 6057
Rochester, Minnesota		55903-6057

(Address of Principal Executive Offices)		(Zip Code)
(507) 535-1200
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On August 26, 2008, the Board of HMN Financial, Inc. amended its bylaws as follows:
Section 10. Eligibility to Run For Election.
A person who is not an employee of the Company shall not be eligible for election or re-election to the Board of Directors if, immediately prior to election or re-election, the director will have served on the Board of Directors for 12 or more years.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits (the following exhibit is furnished to the SEC)

Exhibit Number	Description

3	Amended and Restated Bylaws

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HMN FINANCIAL, INC.
Date: August 29, 2008	/s/ Jon Eberle
Jon Eberle
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

No.	Description	Manner of Filing
3	Amended and Restated Bylaws	Filed Electronically